Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

June 18, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

RE:	Proxy Statement on Schedule 14A for DWS Floating Rate Plus Fund (the “Fund”), a series of DWS Portfolio Trust (Reg. No. 811-00042)

Ladies and Gentlemen:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, we are filing today through the EDGAR system on behalf of the Fund, a preliminary proxy statement on Schedule 14A relating to a special meeting of the Fund’s shareholders.

The proxy statement relates to a proposal to approve a sub-advisory agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and QS Investors, LLC with respect to the Fund.  Members of DIMA’s Quantitative Strategies Group (the “QS Group”), including certain members of the Fund’s portfolio management team, expect to enterinto an agreement with DIMA to form a separate investment advisory firm named QS Investors, LLC that will be unaffiliated with DIMA (the “Separation”).  The Separation is expected to occur on or about August 1, 2010.   In addition, the proxy statement includes a proposal to approve a sub-advisor approval policy for the Fund.  The Fund expects to begin mailing the definitive proxy statement to shareholders on or about June 30, 2010.

Please direct any comments or questions relating to this filing to me at 617-295-3986.

Very truly yours,

                    /s/Scott D. Hogan
Scott D. Hogan
Vice President
Deutsche Investment Management Americas Inc.

cc:           Adam Schlichtmann, Esq., Ropes & Gray LLP